SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 2006

                            COLONIAL BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                      0-51385                      90-0183739
-----------------------------  --------------------           ------------------
(State or Other Jurisdiction)  (Commission File No.)           (I.R.S. Employer
      of Incorporation)                                      Identification No.)


85 West Broad Street, Bridgeton, New Jersey                            08302
-------------------------------------------                         ----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (856) 451-5800
                                                     ---------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

     On October 19, 2006, Colonial Bankshares, Inc. (the "Registrant") granted shares of restricted stock and stock options to the following Directors and "Named Executive Officers" pursuant to the Registrant's 2006 Stock-Based
Incentive Plan. Shares of restricted stock vest at a rate of 20% per year commencing on October 19, 2007. Stock options vest at a rate of 20% per year commencing on October 19, 2007, and have an exercise price of $12.47. The forms of award documents are included as Exhibits 10.1, 10.2, 10.3 and 10.4 to this report.


         Name                         Restricted Stock           Stock Options
------------------------              ----------------           -------------
Frank M. Hankins, Jr.                     4,350                     11,078
Albert A. Fralinger, Jr.                  4,350                     11,078
Gregory J. Facemyer, CPA                  4,350                     11,078
Richard S. Allen                          4,350                     11,078
James Quinn                               4,350                     11,078
John Fitzpatrick, CPA                     4,350                     11,078
Edward J. Geletka                        17,000                     44,500
L. Joseph Stella, III                     8,500                     22,000
Richard W. Dapp                           6,000                     12,000
William F. Whelan                         6,000                     12,000


Item 8.01         Other Events

     On October 19, 2006, the Board of Directors of the Registrant adopted a stock repurchase program. Under the repurchase program, the Registrant may acquire up to 88,625 shares of the Registrant's common stock, which represents approximately 4.3% of the Company's outstanding shares. The timing of the repurchases will depend on certain factors, including but not limited to, the availability of stock, general market conditions, the trading price of the stock, alternative uses for capital, and the Registrant's financial performance. The stock repurchase program may be carried out through open market purchases, block trades, and in negotiated private transactions. Any repurchased shares will be held as treasury stock and will be available for general corporate purposes.

Item 9.01.        Financial Statements and Exhibits.

     (a)      Not Applicable.

     (b)      Not Applicable.

     (c)      Not Applicable.

     (d)      Exhibits.

              Exhibit No.                   Description
              -----------                   -----------

              10.1                          Form of Colonial  Bankshares,  Inc.
                                            2006  Stock-Based  Incentive Plan
                                            Stock Option Agreement (Outside
                                            Directors)

              10.2                          Form of Colonial  Bankshares,  Inc.
                                            2006  Stock-Based  Incentive Plan
                                            Stock Option Agreement (Employees)

              10.3                          Form of Colonial  Bankshares,  Inc.
                                            2006  Stock-Based  Incentive  Plan
                                            Restricted Stock Award Notice
                                            (Outside Directors)

              10.4                          Form of Colonial  Bankshares,  Inc.
                                            2006  Stock-Based  Incentive  Plan
                                            Restricted Stock Award Notice
                                            (Employees)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          COLONIAL BANKSHARES, INC.



DATE: October 23, 2006              By:   /s/ Edward J. Geletka
                                          --------------------------------------
                                          Edward J. Geletka
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

         Exhibit No.        Description
         -----------        -----------

            10.1 Form of Colonial Bankshares, Inc. 2006 Stock-Based Incentive Plan Stock Option Agreement (Outside Directors)

            10.2 Form of Colonial Bankshares, Inc. 2006 Stock-Based Incentive Plan Stock Option Agreement (Employees)

            10.3 Form of Colonial Bankshares, Inc. 2006 Stock-Based Incentive Plan Restricted Stock Award Notice (Outside Directors)

            10.4 Form of Colonial Bankshares, Inc. 2006 Stock-Based Incentive Plan Restricted Stock Award Notice (Employees)